UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770
Pittsburgh, Pennsylvania		15213
(Address of Principal Executive Offices)		(Zip Code)

(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2021, the Board of Directors (the “Board”) of Liberated Syndication Inc. (the “Company”) appointed Patrick Dolan as a director of the Company, effective November 22, 2021.

There is no arrangement or understanding between Mr. Dolan and any other person pursuant to which Mr. Dolan was appointed as a director on the Board. Mr. Dolan has no family relationships with any director or executive officer of the Company. In addition, Mr. Dolan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Dolan will receive compensation consistent with the Company’s other non-employee directors, including prorated annual cash compensation, as described under “Director Compensation” in the Company’s Proxy Statement filed with the SEC on October 15, 2020.

Effective December 31, 2021, Denis Yevstifeyev will resign as a member of the Board of Directors.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are press releases issued by the Company on November 22, 2021 announcing Mr. Dolan’s appointment as a director of the Company and Mr. Kibby’s appointment as Chairman of the Board, respectively.

The information under Item 7.01 (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 22, 2021, the Board appointed Brian Kibby as Chairman of the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number
Description

99.1
Press Release for Mr. Dolan’s Appointment as a Director, dated November 22, 2021.

99.2
Press Release for Mr. Kibby’s Appointment as Chairman of the Board, dated November 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Dated: November 22, 2021	By:	/s/ Brad Tirpak
Name: Brad Tirpak
Title: Chief Executive Officer